AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MARCH 16, 2015

TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH MARCH 2, 2015)

AMERICAN INDEPENDENCE STOCK FUND

 (TICKER SYMBOL:  ISFSX)

This supplement dated March 16, 2015, to the Summary Prospectus dated March 1, 2015, as supplemented through March 2, 2015, for the American Independence Funds Trust, updates certain information in the Summary Prospectus of the American Independence Stock Fund (the “Fund”), a series of the Trust, with respect to the Class C shares (the “Supplement”).

This Supplement supersedes the supplement dated March 2, 2015 that announced the temporary suspension of the offering of Class C shares of the Fund.  Effective March 17, 2015, the offering of the Class C shares of the Fund has been reinstated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE